                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): March 14, 2005

                           NAVISTAR FINANCIAL CORPORATION
               (Exact name of Registrant as specified in its charter)

        Delaware                                      36-2472404
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)

  2850 West Golf Road Rolling Meadows, Illinois                  60008
     (Address of principal executive offices)                  (Zip Code)

         Registrant's telephone number including area code 847-734-4000

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act

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ITEM 8.01.  OTHER EVENTS

The expected  failure of the  Corporation  and its affiliates to complete  their respective  Quarterly Reports on Form 10-Q and deliver those reports and related required  information to their  respective  lenders  by March  17,  2005,  would result  in  defaults under  the  Corporation's  $820,000,000  Credit  Agreement, dated as of December 8, 2000, as amended,  among the Corporation, certain of its subsidiaries,  JPMorgan  Chase  Bank,  N.A.,  as  Administrative Agent,  and the
lenders  and  other  parties party  thereto.  As a result of the  defaults,  the
Corporation  may  not  incur  any  additional   indebtedness  under  the  Credit
Agreement   until  the  defaults  are  cured  or  waived.   The Corporation  has
requested a waiver of the existing  defaults under the Credit Agreement  through
April  15,  2005,   which  will  permit  the  Corporation  to incur   additional
borrowings under the Credit Agreement through that date.

The  Corporation  currently  believes that it and its affiliates will be able to complete  their  respective  Quarterly  Reports  on Form  10-Q and  deliver  the required related  information to their  respective lenders and cure any existing defaults  under  the  credit  agreement on or prior to April  15,  2005.  In the event that The  Corporation  has not cured any defaults  by April 15,  2005,  it will again no longer be able to incur  additional indebtedness  under the credit agreement  unless it shall have obtained a subsequent waiver.  In the event that the  Corporation  does not cure any defaults by April 16, 2005  (unless it shall have  obtained an  additional  waiver thereof),  an event of default  shall have occurred under the credit agreement and the administrative  agent or the lenders will have the  ability to  terminate  the credit facility  and demand  immediate payment of all amounts  outstanding under the credit agreement,  which as of the date  hereof is  approximately  $560  million.  Such a demand for payment  would result in defaults under numerous  other credit facilities and other  agreements of the Corporation and its affiliates.

Forward Looking Statements
Information   provided  and  statements   made  in  this  Form 8-K  may  contain
forward-looking  statements  within the meaning of Section 27A of the Securities
Act,  Section 21E of the  Exchange  Act,  and the Private  Securities Litigation
Reform  Act  of  1995.  Such   forward-looking   statements  include information
relating to the  Corporations'  filing  dates.  These  statements often  include words such as "believe," "expect,"  "anticipate,"  "intend," "plan,"  "estimate"
or similar expressions.  These forward-looking  statements are not guarantees of performance  or results and they involve  risks, uncertainties  and  assumption, including  the risk of  possible  changes in the scope and nature of the ongoing analysis.  Although we believe that these  forward-looking  statements are based on  reasonable assumptions,  there are many factors that could affect our actual financial  results or results of operations  and could cause  actual  results to differ materially from those in the forward-looking statements.

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SIGNATURES

Pursuant  to the  requirements of the  Securities  Exchange  Act  of  1934,  the
registrant  has duly  caused  this  report to be  signed  on its  behalf  by the undersigned hereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION
Registrant

Date: March 14, 2005          /s/PAUL MARTIN
                                 Paul Martin
                                 Vice President and Controller